UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AUTOMATIC DATA PROCESSING, INC. 1 ADP BOULEVARD ROSELAND, NJ 07068	Your Vote Counts! AUTOMATIC DATA PROCESSING, INC. 2025 Annual Meeting November 12, 2025, 10:00 a.m. www.virtualshareholdermeeting.com/ADP2025 Vote by November 11, 2025 11:59 PM EST

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You invested in AUTOMATIC DATA PROCESSING, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 12, 2025.

Get informed before you vote
View the Combined Document containing Notice of 2025 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 12, 2025 10:00 a.m., Eastern Standard Time Virtually at: www.virtualshareholdermeeting.com/ADP2025

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors.
1a.	Peter Bisson	For
1b.	Maria Black	For
1c.	David V. Goeckeler	For
1d.	Linnie M. Haynesworth	For
1e.	Francine S. Katsoudas	For
1f.	Nazzic S. Keene	For
1g.	Karen S. Lynch	For
1h.	Thomas J. Lynch	For
1i.	Scott F. Powers	For
1j.	Carlos A. Rodriguez	For
1k.	Robert H. Swan	For
1l.	Sandra S. Wijnberg	For
2.	Advisory Vote on Executive Compensation.	For
3.	Ratification of the Appointment of Auditors.	For
NOTE: Proxies, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board of Directors recommends. The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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